Exhibit 1.01

Cirrus Logic, Inc.
Conflict Minerals Report
For the Year Ended December 31, 2018

I.	Introduction

This Conflict Minerals Report (the “Report”) has been prepared by Cirrus Logic, Inc. (the “Company”) pursuant to Rule 13p-1 and Form SD (the “Rule”), which were promulgated under the Securities Exchange Act of 1934. The Report covers the reporting period January 1, 2018 to December 31, 2018. The Securities and Exchange Commission (the “SEC”) adopted the Rule in order to implement the reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain certain specified materials that are necessary to the functionality or production of their products. The specified materials, which are collectively referred to as the “Conflict Minerals,” are defined by the SEC as cassiterite, columbite-tantalite, gold, wolframite, or their derivatives, which are limited to tin, tantalum, tungsten, and gold (the “3TG” minerals).

According to the Rule, if a registrant has reason to believe that any of the 3TG minerals in their supply chain may have originated in the Covered Countries, or if the registrant is unable to determine that the 3TG minerals either did not originate in the Covered Countries or were from recycled or scrap sources, then the issuer must exercise due diligence on the source and chain of custody of the 3TG minerals. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola. The registrant must annually submit a report, a Conflict Minerals Report (the “CMR”), to the SEC that includes a description of those due diligence measures.

This Report has been prepared by management of the Company, and includes the activities of all majority-owned subsidiaries and entities that are required to be consolidated. The Company did not subject this Report to an independent private sector audit because we do not believe such an audit was required based on the guidance provided by the SEC in its “Statement of the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule” dated April 29, 2014.

Company Overview

The Company is a leader in high-performance, low-power ICs for audio, voice and other signal-processing applications. Our products span the entire audio signal chain, from capture to playback, providing innovative products for the world’s top smartphones, tablets, digital headsets, wearables and emerging smart home applications.

Description of the Company’s Products Covered by this Report

This Report relates to products: (i) for which 3TG minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2018. For purposes of this Report, we have determined the following products include 3TG minerals that are necessary to the functionality or production of their products: (1) integrated circuits and (2) development and evaluation boards (“Boards”) sold by the Company (collectively, the “Covered Products”).

II.	Reasonable Country of Origin Inquiry

The Company has conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the 3TG minerals. This RCOI was reasonably designed to determine whether any of the 3TG minerals originated in the Covered Countries and whether any of the 3TG minerals may be from recycled or scrap sources. To conduct the RCOI, we requested our suppliers to report the origin of the 3TG minerals used in the manufacture of our products. Specifically, suppliers were expected to utilize the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (“CMRT”) to report on the use of 3TG minerals used in the manufacture of our products.

Annex I includes a summary of the country of origin information collected as a result of our RCOI. The data on which we relied for certain statements in this report was obtained through our membership in the RMI, using the Reasonable Country of Origin Inquiry report for member “CRUS.”

III.	Due Diligence Design and Performance

1.	Due Diligence Design:

Our due diligence measures have been designed to conform with the framework provided by the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”).

In conjunction with its due diligence process, the Company has adopted a policy relating to 3TG minerals (the “Conflict Minerals Policy”), incorporating the standards set forth in the OECD Guidance. The Conflict Minerals Policy states that we expect our suppliers to source materials from environmentally and socially responsible supply chains. In addition, the Conflict Minerals Policy states that our suppliers must report at least annually the origin of the 3TG minerals by identifying smelters or refiners (“SORs”) used in the manufacture of our products. As outlined in the OECD Guidance, we also participate in groups and forums focused on responsible sourcing of the 3TG minerals, including the Responsible Business Alliance (“RBA”) and the Global e-Sustainability Initiative (“GeSI”) Conflict-Free Smelter Program (“CFSP”), which provides suppliers an independent, third-party audit that determines which smelters and refiners can be verified as having systems in place to responsibly source minerals in line with current global standards.

Summarized below are the design components of our conflict minerals program as they relate to the five-step framework as provided by the OECD Guidance:

•	Establishment of a strong company management system through:

◦	The adoption of a Conflict Minerals Policy;

◦	The establishment of an internal team of subject matter experts that includes members of our supply chain, purchasing, legal, and quality organizations, and is managed by our General Counsel;

◦	The institution of processes for new suppliers of our integrated circuits whereby conflict mineral conformance is discussed during initial business reviews;

◦	The inclusion of a flow-down clause in new or renewed supplier contracts relating to the sourcing of 3TG minerals;

◦	The requirement that our integrated circuit suppliers abide by the Cirrus Logic Supplier Code of Conduct, which is based on the RBA Code of Conduct;

◦	The communication of our Supplier Code of Conduct to our suppliers with, in certain cases, accompanying training;

◦	Participation in RMI initiatives; and

◦
The provision of multiple communication channels to serve as grievance mechanisms for early warning risk awareness, including the availability of an anonymous reporting hotline available for reporting possible violations of the Company’s policies.

•	Identification and assessment of risks in the supply chain by:

◦	Identifying first-tier suppliers to engage in our due diligence efforts;

◦	Conducting a survey of our direct supply chain using the template known as the RMI CMRT;

◦	Reviewing and validating smelter information provided by suppliers and working with our supply chain to correct any inaccuracies in reporting;

◦	Requiring sourcing only from SORs that are CFSP conformant or that have successfully undergone a similar independent third-party audit verification;

◦	Comparing the smelters identified by our suppliers against lists of smelters conformant to RMI’s Responsible Minerals Assurance Process (“RMAP”);

◦	Identifying smelter usage by greatest risk and prioritizing efforts, if any, associated with our due diligence with those smelters; and

◦	Participating in RMI as a member of the smelter engagement team, which assists in efforts to encourage smelter participation in the RMAP.

•	Design and implement a strategy to respond to identified risks by:

◦	Responding to risks identified in the supply chain by confirming that all smelters identified in survey responses from our suppliers have been verified by the RMAP;

◦	Mitigating risks by performing direct outreach with smelters at risk for non-conformance to RMAP protocols to ensure continued compliance;

◦
Asserting leverage on our upstream suppliers through contractual obligations and requirements to comply with our Supplier Code of Conduct, which is based on the RBA Code of Conduct and includes provisions requiring responsible sourcing of conflict minerals;

◦
Reporting on a quarterly basis to senior management, including the Company’s Vice President of Supply Chain, Vice President of Corporate Quality, and General Counsel, the status and findings derived from our due diligence efforts;

◦	Informing the Company’s Audit Committee yearly on our due diligence activities and Conflict Minerals Report;

◦	Designing and implementing training or recommendations for relevant first-tier suppliers to improve their systems of transparency and control; and

◦	Communicating our Conflict Minerals Policy to suppliers.

•	Auditing supply chain due diligence by:

◦	Requesting our suppliers to report to us using an industry-developed audit program through RMI that is administered by independent third-party auditors;

◦	Assessing the conflict minerals processes, procurement, and documentation of our suppliers;

◦	Achieving 100 percent participation rate of our suppliers in RMI’s audit program; and

◦	Supporting efforts to determine mine or location of origin of conflict minerals through RMI as described on the RMI website at http://www.responsiblemineralsinitiative.org.

•	Reporting on supply chain due diligence:

◦	Communicate our Conflict Minerals Policy on our website; and

◦
Report annually our Specialized Disclosure Report on Form SD and Conflict Mineral Report filed with the SEC and publicly communicated on our website at www.cirrus.com/company/quality/corporate-compliance/.

2.	Due Diligence Measures Performed:

The Company exercised due diligence on the source and chain of custody of the 3TG minerals. Below is a description of the measures we performed for this reporting period to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products:

•	Communicated our Conflict Minerals Policy to our suppliers;

•
Conducted a supply-chain survey of 13 direct suppliers of our integrated circuit products using the RMI’s CMRT, requesting information regarding the necessary conflict minerals and identification of smelter and refiners that process such minerals;

•	Conducted a supply-chain survey of 25 suppliers of our Boards using the RMI’s CMRT, requesting the necessary conflict minerals and identification of smelter and refiners that process such minerals;

•	Received responses to surveys from 100% of our suppliers with respect to our integrated circuits and Board component suppliers;

•	Reviewed survey data for completeness, and contacted those suppliers that we identified as having contained incomplete or potentially inaccurate information to seek additional clarifying information;

•	Compared smelters identified by our suppliers against lists of smelters certified as conflict free through the RMAP; and

•
Conducted Conflict Minerals Program Assessments of 13 suppliers and implemented program updates as necessary, focusing on the due diligence processes and policies of certain direct suppliers of our integrated circuit products.

IV.	Results of Due Diligence Measures

Based on our due diligence efforts as it relates to our integrated circuits, we identified the facilities set forth in Annex II that could potentially have produced the necessary 3TG minerals in our products. Of the 215 smelters that we identified, 17 were believed to be potentially sourcing from the Covered Countries. However, none of the smelters identified in our supply chain are known to us as sourcing 3TG minerals that directly or indirectly finance or benefit armed groups in the DRC or adjoining countries. In Annex II, we have indicated the facilities identified in our supply chain as of May 8, 2019.

Based on our due diligence efforts as it relates to our Boards, we identified the facilities set forth in Annex III that could potentially have produced the necessary 3TG minerals in our products. Of the 246 identified smelters, 23 were believed to be sourcing from Covered Countries. None of the smelters that were identified in our supply chain for our Board suppliers are known to us as sourcing 3TG minerals that directly or indirectly finance or benefit armed groups in the DRC or adjoining countries. In Annex III, we have indicated the facilities identified in our supply chain for Boards as of May 8, 2019.

V.	Inherent Limitations and Risks with our Due Diligence Measures

The vast majority of our products that we sell are integrated circuits. We employ a “fabless” model for the manufacture, assembly, and test of our integrated circuits. We do not own or operate our own foundries or manufacturing facilities, and therefore, outsource our integrated circuit manufacturing to third-party foundries, primarily in Asia. We also outsource all product assembly, packaging and testing of our products to several assembly and test subcontractors in Asia.

Because of our fabless manufacturing strategy and our process for acquiring components for our Boards, our due diligence efforts can provide only reasonable, not absolute, assurance regarding the source and chain of custody for the necessary conflict minerals in the products that we sell. Our supply chain is complex, and there are multiple tiers between our company and the mine that ultimately supplies 3TG materials. Given our place in the supply chain, we have no direct relationships with smelters and refiners, and therefore, possess no independent means of determining the source and origin of conflict mineral ores processed by smelters and refiners. Our due diligence processes are based on the necessity of seeking data from our suppliers and component manufacturers, who similarly rely on their supply chains to identify the original sources of the necessary conflict minerals. We also rely, to a large extent, on information collected and provided by independent third-party audit programs. Such sources of information may yield inaccurate or incomplete information and may be subject to fraud. This concern may be exacerbated after the U.S. Securities & Exchange Commission’s statement on the Rule in April 2017 indicating that, in light of the regulatory uncertainties relating to the Rule, the staff of the SEC will not recommend an enforcement action if companies only file a Form SD, and not a Conflict Minerals Report, to the extent otherwise required to be filed as an exhibit under the Rule.

In addition, for Boards, we acquire components from various suppliers, upon whom we rely to perform their own due diligence with respect to the source of materials in those components. With respect to our due diligence efforts as it relates to Boards, many of the responses that we received were incomplete and/or failed to provide data at a product level. Further, component manufacturers are several tiers further from the mine level, which could potentially lead to less accurate and outdated data.

Additionally, the complete supply chain from the SORs to our final integrated circuits or Boards involves a complex multi-step process that may be subject to changes without our knowledge on a frequent basis. We seek sourcing data from directs suppliers on at least an annual basis and request that the data cover the entire reporting year. However, due to timing of our requests, there is a risk that the data that we acquire will not reflect every supplier in the supply chain during the relevant period.

VI.	Future Steps to Mitigate Risks

Based on our efforts to collect data, we believe the main risks that we have identified are related to the lack of data and the quality of data. We intend to take the following steps to improve the due diligence conducted to further mitigate any risk that the necessary 3TG minerals in our products could benefit armed groups in the Covered Countries:

a.	Continue to engage with suppliers and direct them to training resources to attempt improve the content of the supplier survey responses, particularly with the suppliers of components for our Boards;

b.	Incorporate conflict minerals data review as part of our annual quality audits that we perform on 100% of our subcontractors associated with the manufacture of our integrated circuit products;

c.	Continue participation with RMI to expand the smelter and refiners participating in the RMAP;

d.
Continue to work with the OECD or relevant trade associations to define and improve best practices and encourage responsible sourcing of 3TG minerals, including from the Covered Countries, in accordance with the OECD Guidance; and

e.	Encourage smelters to continue participation in the CFSP.

Annex I

Argentina	Gambia, The
Armenia	Georgia
Australia	Germany
Austria	Ghana
Azerbaijan	Greece
Bahamas	Guatemala
Barbados	Guinea
Belarus	Guyana
Belgium	Honduras
Benin	Hong Kong
Bolivia (Plurinational State of)	Hungary
Bosnia and Herzegovina	Iceland
Botswana	India
Brazil	Indonesia
Bulgaria	Iran
Burkina Faso	Ireland
Burundi	Israel
Cambodia	Italy
Cameroon	Ivory Coast
Canada	Japan
Caymen Islands	Jordan
Chile	Kazakhstan
China	Kenya
Colombia	Korea, Republic of
Congo, Democratic Republic of the	Kosovo
Croatia	Kuwait
Curacao (Dutch Antilles)	Kyrgyzstan
Cyprus	Laos
Czech Republic	Latvia
Denmark	Lebanon
Dominican Republic	Liberia
Ecuador	Libya
Egypt	Liechtenstein
El Salvador	Lithuania
Eritrea	Luxembourg
Estonia	Macau
Ethiopia	Madagascar
Fiji	Malaysia
Finland	Mali
France	Malta
Gabon	Mauritania

Mauritius	Slovakia
Mexico	Slovenia
Mongolia	Solomon Islands
Morocco	South Africa
Mozambique	Spain
Myanmar	Suriname
Namibia	Swaziland
Netherlands	Sweden
New Caledonia	Switzerland
New Zealand	Taiwan
Nicaragua	Tajikistan
Niger	Tanzania
Nigeria	Thailand
Norway	Togo
Pakistan	Trinidad and Tobago
Panama	Tunisia
Papua New Guinea	Turkey
Peru	Uganda
Philippines	Ukraine
Poland	United Arab Emirates
Portugal	United Kingdom of Great Britain and Northern Ireland
Puerto Rico	United States of America
Romania	Uruguay
Russian Federation	Uzbekistan
Rwanda	Vatican City
San Marino	Venezuela
Saudi Arabia	Vietnam
Senegal	Yemen
Serbia	Zambia
Sierra Leone	Zimbabwe
Singapore

Annex II

Conflict Mineral	Processing Facility Name	Processing Facility Location
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Safimet S.p.A	ITALY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA

Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA

Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES

Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN

Annex III

Conflict Mineral	Processing Facility Name	Processing Facility Location
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	T.C.A S.p.A	ITALY
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Marsam Metals	BRAZIL
Gold	SAAMP	FRANCE
Gold	L'Orfebre S.A.	ANDORRA
Gold	Italpreziosi	ITALY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA

Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Safimet S.p.A	ITALY
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Power Resources Ltd.	NORTH MACEDONIA, REPUBLIC OF
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	CV Gita Pesona	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA

Tin	CV United Smelting	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Inti Stania Prima	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL

Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	PT Bangka Serumpun	INDONESIA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL

Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION